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EXHIBIT 10.4      CABOT INDUSTRIAL PROPERTIES L.P. LEASE














                        CABOT INDUSTRIAL PROPERTIES, L.P.
                          INDUSTRIAL REAL ESTATE LEASE
                              GALAXY FOODS COMPANY





















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                            ARTICLE ONE - BASIC TERMS

The following terms used in this Lease shall have the meanings set forth below.

1.01 Date Of Lease:                     July ___, 1999

1.02 Landlord (legal entity):           Cabot Industrial Properties, L.P.

1.03 Tenant (legal entity):             Galaxy Foods Company, a Delaware
                                        corporation

1.04 Tenant's Guarantor:                None

1.05 Address of Property:               Orlando Central Park VII
                                        2901 Titan Row, Orlando, Florida 32809

1.06 Property Rentable Area:            267,432 square feet

1.07 Premises Rentable Area:            58,790 square feet

1.08 Tenant's Initial Pro Rata Share:   21.99%

1.09 Lease Term:                        Five (5) years beginning on the Lease
                                        Commencement Date

1.10 Lease Commencement Date:           November 1, 1999

1.11 Permitted Uses:                    General warehouse/storage facility with
                                        related office uses and the
                                        manufacturing of cheese and cheese
                                        related products

1.12 Broker(s):                         Rebman Properties, Inc.
                                        Cushman & Wakefield

1.13 Initial Security Deposit:          $35,313.19

1.14 Parking Spaces Allocated
     to Tenant:                         Ample unassigned, unreserved spaces

1.15 Base Rent:                         See Exhibit H attached hereto

1.16 Other Charges Payable by Tenant:
              (i)     Real Property Taxes (Article Five);
              (ii)    Utilities (Article Six);
              (iii)   Insurance Premiums (Article Seven);
              (iv)    CAM Expenses (Article Eight);

1.17 Address of Landlord for Notices:
                                        Two Center Plaza
                                        Boston, MA 02108
                                        Attn: Lance Collins




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1.18 Address of Tenant for Notices:     2441 Viscount Row
                                        Orlando, Florida 32809
                                        Attn: ______________

1.19 Fiscal Year:                       Calendar year

1.20 Exhibits:
              Exhibit A - The Property
              Exhibit B - The Premises
              Exhibit C - Rules & Regulations
              Exhibit D - Work Letter
              Exhibit E - Memorandum of Acceptance of Premises
              Exhibit F - Guaranty of Lease
              Exhibit G - Hazardous Materials Disclosure Certificate Exhibit H - Schedule of Base Rent
              Exhibit I - Improvements
              Exhibit J - Right to Negotiate Space

                             ARTICLE TWO - PREMISES

         2.01 Premises. The Premises are described in Exhibit B and are a part of the Property, which is described in Exhibit A. The Property includes all the land, building(s), and all other improvements located on the land including the common areas described in Article Eight.

                           ARTICLE THREE - LEASE TERM

         3.01 Lease of Premises for Lease Term. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term shall begin on the Lease Commencement Date.

         3.02 Delay in Commencement. Landlord and Tenant hereby acknowledge that the current lease for the Premises between Landlord and Ameriserve expires October 31, 1999. Tenant is attempting to negotiate an agreement with Ameriserve to obtain access to the Premises in advance of the expiration of Ameriserve's lease. Provided Tenant is able to do so, and further provided that Tenant makes the Premises accessible to Landlord for completion of the Improvements (defined below) on or before the dates noted below, Landlord agrees to complete the Improvements and deliver possession of the Premises to Tenant on the Lease Commencement Date. If Tenant does not provide Landlord with access to the Premises by the dates noted below, Landlord still shall make reasonable efforts to deliver possession of the Premises to Tenant on the Lease Commencement Date, but shall be under no obligation to do so. At a minimum, Landlord shall have 60 days from the date Tenant provides Landlord access to the Premises in which to complete all of the Improvements except the repair of the floor in the warehouse and cooler area and the construction of the demising wall; Landlord shall have 20 days from the date Tenant provides Landlord access to the warehouse and cooler area in which to complete the repair of said floor, and 30 days from the date Tenant provides Landlord access to the demising wall area of the Premises in which to complete construction of same. Landlord shall not be liable to Tenant if Landlord shall not deliver possession of the Premises to Tenant on the Lease Commencement Date, unless Tenant provides Landlord access to the Premises by September 1, 1999 (for all repairs except the warehouse and cooler area floor and the demising wall) and by October 10, 1999 (for the warehouse and cooler area floor), and by November 1, 1999 (for the




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demising wall) . If Tenant provides Landlord with access by the referenced dates for said repairs, and Landlord has not completed the Improvements (except for the demising wall) and delivered possession of the Premises to Tenant by the Lease Commencement Date, same shall be postponed and Base Rent shall abate in the amount of $547.63 per day for each day until the Improvements (except for the demising wall) are completed. If Tenant provides Landlord with access by the referenced dates for said repairs, and Landlord has not completed the Improvements and delivered possession of the Premises to Tenant by December 15, 1999 (subject to force majeure and Tenant delays) , Tenant may terminate this Lease upon written notice delivered to Landlord by Friday, December 17, 1999. Otherwise, delay in delivery of the Premises to Tenant shall not affect this Lease or the obligations of Tenant under this Lease (except for the abatement of rent as provided herein), the Lease Commencement Date shall not be postponed or delayed, and Tenant's obligations hereunder shall commence thereon. In the event the Lease Commencement Date is delayed, Landlord and Tenant shall execute an amendment to this Lease setting forth the Lease Commencement Date and expiration date of this Lease. Failure to execute such amendment shall not affect the Lease Commencement Date and expiration date of this Lease. Notwithstanding the terms hereof, if Landlord has not completed construction of all of the Improvements except the repair of the floor in the warehouse and cooler area and the construction of the demising wall within 60 days from the date Tenant delivers access to same to Landlord, or if Landlord has not completed the repair to the floor of the warehouse and cooler area within 20 days from the date Tenant delivers access to same to Landlord, rent shall abate in the amount $547.63 per day for each day after the last day of the referenced time period (ie., beginning on the 61st day or the 21st day) until Landlord completes such work. Further, Landlord and Tenant shall make reasonable efforts to obtain access to the demising wall area as soon as possible following execution of this Lease; if Landlord has not completed construction of the demising wall by November 1, 1999, and rent is not otherwise abated as provided above, rent shall abate in the amount of $37.26 per day from November 1, 1999, until the demising wall is completed.

         3.03     [Intentionally Omitted].

         3.04 Holding Over. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages, costs, liabilities and expenses, including attorneys' fees, which Landlord shall incur on account of Tenant's delay in so vacating the Premises. If Tenant shall not vacate the Premises upon the expiration or earlier termination of this Lease, the Base Rent shall be increased to 150% of the Base Rent then in effect and Tenant's obligation to pay Additional Rent shall continue, but nothing herein shall limit any of Landlord's rights or Tenant's obligations arising from Tenant's failure to vacate the Premises, including, without limitation, Landlord's right to repossess the Premises and remove Tenant therefrom at any time after the expiration or earlier termination of this Lease and Tenant's obligation to reimburse and indemnify Landlord as provided in the preceding sentence.

                               ARTICLE FOUR - RENT

         4.01 Base Rent. On the first day of each month during the Lease Term, Tenant shall pay to Landlord the Base Rent in lawful money of the United States, in advance and without offset, deduction, or prior demand. The Base Rent shall be payable at Landlord's address or at such other place or to such other person as Landlord may designate in writing from time to time.

         4.02 Additional Rent. All sums payable by Tenant under this Lease other than Base Rent shall be deemed "Additional Rent"; the term "Rent" or "rent" shall mean Base Rent and Additional Rent. Landlord shall estimate in advance and charge to Tenant the following costs, to be paid with the Base Rent on a monthly basis throughout the Lease Term: (i) all Real Property Taxes for which Tenant is liable under




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Section 5.01 and 5.02 of the Lease, (ii) all utility costs (if utilities are not separately metered) for which Tenant is liable under Section 6.01 of the Lease,
(iii) all insurance premiums for which Tenant is liable under Sections 7.01 and
7.06 of the Lease and (iv) all CAM Expenses for which Tenant is liable under
Section 8.04 of the Lease. Collectively, the aforementioned Real Property Taxes, insurance, utility, and CAM Expenses shall be referred to as the "Total
Operating Costs". Landlord may adjust its estimates of Total Operating Costs at any time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next Rent payment date after notice to Tenant. Within one hundred twenty (120) days after the end of each Fiscal Year during the Lease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the Total Operating Costs paid or incurred by Landlord during the preceding fiscal year and Tenant's Pro Rata Share of such expenses. Within thirty (30) days after Tenant's receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) in order that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period. In addition to its obligation to pay Base Rent and its Pro Rata Share of Total Operating Expenses, Tenant is required hereunder to pay directly to suppliers, vendors, carriers, contractors, etc. certain insurance premiums, utility costs, personal property taxes, maintenance and repair costs and other expenses, collectively "Additional Expenses." If Landlord pays for any Additional Expenses in accordance with the terms of this Lease, Tenant's obligation to reimburse such costs shall be an Additional Rent obligation payable in full with the next monthly Rent payment. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. Tenant shall have the right to audit the books and records of Landlord relating to Total Operating Costs for the Property. Any such audit shall be conducted at the normal business situs of the books and records, during normal business hours, in a manner which does not disrupt Landlord's business. All information shall be kept confidential. In the event the audit reveals a discrepancy, same shall be corrected as between the parties (with payment or credit, as appropriate) within thirty (30) days. If the discrepancy is in Landlord's favor and is greater than five percent (5%) of the Total Operating Costs for the Property, Landlord shall reimburse Tenant for the actual reasonable cost of the audit.

         4.03 Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any loan secured by the Building. Accordingly, if any installment of Rent or any other sums due from Tenant shall not be received by Landlord within ten (10) days following the due date, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         4.04 Interest. Any Rent or other amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of fifteen percent (15%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

         4.05 Tenant's Pro Rata Share. Tenant's Pro Rata Share shall be calculated by dividing the Premises Rentable Area by the Property Rentable Area, which is leased or held for lease by tenants, as of the date on which the computation shall be made. Tenant's Initial Pro Rata Share is set forth in
Section 1.08 and




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is subject to adjustment based on the aforementioned formula. The Property
Rentable Area may be adjusted only because of a condemnation of a portion of the Property or a casualty causing damage which is not rebuilt or which prevents the use of a portion of the Property.

         4.06 Dishonored Checks. If Tenant's check for the payment of Rent is dishonored by Tenant's bank, the amount due shall be subject to a Late Charge. Tenant also shall pay Landlord an administrative fee for each dishonored check in the amount of One Hundred and 00/100 Dollars ($100.00). If two (2) of Tenant's checks are dishonored during the Lease Term, Landlord may require that all future payments by Tenant be made by cashiers check, money order or wire transfer of funds.

                          ARTICLE FIVE - PROPERTY TAXES

         5.01 Real Property Taxes. Tenant shall pay Tenant's Pro Rata Share of Real Property Taxes on the Property payable during the Lease Term. Tenant shall make such payments in accordance with Section 4.02. If Landlord shall receive a refund of any Real Property Taxes with respect to which Tenant shall have paid Tenant's Pro Rata Share, Landlord shall refund to Tenant Tenant's Pro Rata Share of such refund after deducting therefrom the costs and expenses incurred in connection therewith.

         5.02 Definition of "Real Property Tax". "Real Property Tax" shall mean taxes, assessments (special, betterment, or otherwise), levies, fees, rent taxes, excises, impositions, charges, and all other government levies and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are imposed or levied upon or assessed against the Property or any Rent or other sums payable by any tenants or occupants thereof. Real Property Tax shall not include income, franchise, gross receipts, excise, rental, transfer, gift, inheritance, estate, or capital stock taxes. Real Property Tax shall include Landlord's costs and expenses of contesting any Real Property Tax. Landlord shall notify Tenant if it is going to contest any Real Property Tax. If Tenant feels that Landlord should contest a Real Property Tax, Tenant may petition Landlord to do so. Landlord immediately shall review such request, and advise Tenant whether it will proceed with a contest; provided, however, in no event shall Landlord be required to contest a Real Property Tax more frequently than once every three (3) years. If at any time during the term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, or in lieu of increases therein, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Property or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy, or charge (distinct from any now in effect) measured by or based, in whole or in part, upon gross rents, then all of such taxes, assessments, levies, or charges, to the extent so measured or based, shall be deemed to be a Real Property Tax.

         5.03 Personal Property Taxes. Tenant shall pay directly all taxes charged against trade fixtures, furnishings, equipment, inventory, or any other personal property belonging to Tenant. Tenant shall use its best efforts to have personal property taxed separately from the Property. If any of Tenant's personal property shall be taxed with the Property, Tenant shall pay Landlord the taxes for such personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes; Landlord shall deliver to Tenant such statement not less than 30 days prior to the date Landlord intends to file the tax return for the Property. Tenant shall, upon request, deliver to Landlord paid tax receipts evidencing Tenant's timely payment of all taxes assessed upon Tenant's personal property.

                             ARTICLE SIX - UTILITIES

         6.01 Utilities. Tenant shall promptly pay, directly to the appropriate supplier, the cost of all natural gas, heat, cooling, energy, light, power, sewer service, telephone, water, refuse disposal and other




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utilities and services supplied to the Premises, allocable to the period from the time Tenant shall first enter the Premises, throughout the Lease Term and thereafter as long Tenant shall remain in the Premises (collectively, "the Occupancy Period"), together with any related installation or connection charges or deposits (collectively "Utility Costs"). If any services or utilities are jointly metered with other premises, Landlord shall make a reasonable determination of Tenant's proportionate share of such Utility Costs and Tenant shall pay such share to Landlord in accordance with Section 4.02. Landlord shall not be liable for damages, consequential or otherwise, nor shall there be any rent abatement arising out of any curtailment or interruption whatsoever in utility services, unless same results from Landlord's negligence or willful misconduct. Utilities serving the Common Areas (as defined in Article Eight) exclusively shall be accounted for as described in Article Eight.

                            ARTICLE SEVEN - INSURANCE

         7.01. Liability Insurance. During the Occupancy Period, Tenant shall maintain in effect commercial general liability insurance insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury at the Premises, including contractual liability. Such insurance shall name Landlord, its property manager, any mortgagee, and Cabot Industrial Trust as additional insureds. The initial amount of such insurance shall be Five Million and 00/100 Dollars ($5,000,000.00) per occurrence and shall be subject to periodic increases specified by Landlord based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers, and other relevant factors. The liability insurance obtained by Tenant under this Section 7.01 shall (i) be primary and
(ii) insure Tenant's obligations to Landlord under Section 7.09. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord shall obtain commercial general liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability with respect to the Property. The policy obtained by Landlord shall not provide primary insurance, shall not be contributory and shall be excess over any insurance maintained by Tenant.

         7.02 Worker's Compensation Insurance. During the Occupancy Period, Tenant shall maintain in effect Worker's Compensation Insurance (including Employers' Liability Insurance) in the statutory amount covering all employees of Tenant employed or performing services at the Premises, in order to provide the statutory benefits required by the laws of the state in which the Premises are located.

         7.03 Automobile Liability Insurance. During the Occupancy Period, Tenant shall maintain in effect Automobile Liability Insurance, including but not limited to, passenger liability, on all owned, non-owned, and hired vehicles used in connection with the Premises, with a combined single limit per occurrence of not less than One Million and 00/100 Dollars ($1,000,000.00) for injuries or death of one or more persons or loss or damage to property.

         7.04 Personal Property Insurance. During the Occupancy Period, Tenant shall maintain in effect Personal Property Insurance covering leasehold improvements paid for by Tenant and Tenant's personal property and fixtures from time to time in, on, or at the premises, in an amount not less than 100% of the full replacement cost, without deduction for depreciation, providing protection against events protected under "All Risk Coverage," as well as against sprinkler damage, vandalism, and malicious mischief. Any proceeds from the Personal Property Insurance shall be used for the repair or replacement of the property damaged or destroyed, unless this Lease is terminated under an applicable provision herein. If the Premises are not repaired or restored following damage or destruction in accordance with other provisions herein, Landlord shall receive any proceeds from the Personal Property Insurance allocable to Tenant's leasehold improvements.




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         7.05     Business Interruption Insurance. During the Occupancy Period,
Tenant shall maintain in effect Business Interruption Insurance, providing in the event of damage or destruction of the Premises an amount sufficient to sustain Tenant for a period of not less than one (1) year for: (i) the net profit that would have been realized had Tenant's business continued; and (ii) such fixed charges and expenses as must necessarily continue during a total or partial suspension of business to the extent to which they would have been incurred had no business interruption occurred, including, but not limited to, interest on indebtedness of Tenant, salaries of executives, foremen, and other employees under contract, charges under noncancelable contracts, charges for advertising, legal or other professional services, taxes and rents that may still continue, trade association dues, insurance premiums, and depreciation.

         7.06 Landlord's Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain in effect all risk insurance covering loss of or damage to the Property in the amount of its replacement value with such endorsements and deductibles as Landlord shall determine from time to time. Landlord shall have the right to obtain flood, earthquake, and such other insurance as Landlord shall determine from time to time or shall be required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one (1) year's Base Rent, plus estimated Real Property Taxes, CAM Expenses, Utility Costs and insurance premiums for one (1) year. Tenant shall not do or permit anything to be done which shall invalidate any such insurance. Any increase in the cost of Landlord's insurance due to Tenant's use or activities at the Premises shall be paid by Tenant to Landlord as Additional Rent hereunder.

         7.07 Payment of Insurance Premiums. Landlord shall pay the premiums of the insurance policies maintained by Landlord under Section 7.06 and Section
7.01 (if applicable), and Tenant shall reimburse Landlord for Tenant's Pro Rata Share of such premiums in accordance with Section 4.02. Tenant shall pay directly the premiums of the insurance policies maintained by Tenant under Sections 7.01, 7.02, 7.03, 7.04, and 7.05.

         7.08     General Insurance Provisions.

                  7.08 (a) Any insurance which Tenant shall be required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

                  7.08 (b) Prior to the Lease Commencement Date, Tenant shall deliver to Landlord an insurance company certificate that Tenant maintains the insurance required by Sections 7.01, 7.02, 7.03, 7.04 and 7.05 and not less than thirty (30) days prior to the expiration or termination of any such insurance, Tenant shall deliver to Landlord renewal certificates therefor. Tenant shall provide Landlord with copies of the policies promptly upon request from time to time. If Tenant shall fail to deliver any certificate or renewal certificate to Landlord required under this Lease within the prescribed time period or if any such policy shall be canceled or modified in any material adverse way during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord, as Additional Rent, for 110% of the cost of such insurance within ten (10) days after receipt of a statement of the cost of such insurance.

                  7.08 (c) Tenant shall maintain all insurance required under this Lease with companies having a "General Policy Rating" of A - X or better, as set forth in the most current issue of the Best Key Rating Guide.




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                  7.08 (d) Landlord and Tenant, on behalf of themselves and
their insurers, each hereby waive any and all rights of recovery against the other, the officers, members, partners, employees, agents, or representatives of the other and the officers, members, partners, employees, agents or representatives of each of the foregoing, for loss of or damage to its property or the property of others under its control, if such loss or damage shall be covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage, or required to be carried under this Article Seven. All property insurance carried by either party shall contain a waiver of subrogation against the other party to the extent such right shall have been waived by the insured party prior to the occurrence of loss or injury.

         7.09 Indemnity. To the fullest extent permitted by law, Tenant hereby waives all claims against Landlord, its agents, advisors, employees, members, officers, directors, partners, trustees, beneficiaries and shareholders (each a "Landlord Party") and the agents, advisors, employees, members, officers, directors, partners, trustees, beneficiaries and shareholders of each Landlord Party (collectively "the Indemnitees") for damage to any property or injury to or death of any person in, upon or about the Premises or the Property arising at any time and from any cause (other than Landlord's negligence or willful misconduct), and Tenant shall hold Indemnitees harmless from and defend Indemnitees from and against all claims, liabilities, judgements, demands, causes of action, losses, damages, costs and expenses including reasonable attorney's fees for damage to any property or injury to or death of any person arising in or from (i) the use or occupancy of the Premises by Tenant or persons claiming under Tenant, except such as is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, contractors, or invitees in, upon or about the Property, or (iii) arising out of any breach or default by Tenant under this Lease. The foregoing shall include investigation costs and expenses incurred by Landlord in connection with any claim or demand made under this Section. The provisions of this Section 7.09 shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring prior to such time.

                          ARTICLE EIGHT - COMMON AREAS

         8.01 Common Areas. As used in this Lease, "Common Areas" shall mean all areas within the Property which are available for the common use of tenants of the Property and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, access roads, landscaping, and planted areas. Landlord, from time to time, may change the size, location, nature, and use of any of the Common Areas, convert Common Areas into leaseable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land or facilities. Tenant acknowledges that such activities may result in inconvenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Premises or the parking facilities.

         8.02 Use of Common Areas. Tenant shall have the non-exclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations ("Rules and Regulations") as Landlord may establish or modify from time to time and as initially set forth in Exhibit C. Tenant shall abide by all such Rules and Regulations and shall use its best efforts to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's Rules and Regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's reasonable judgement, are desirable to maintain or improve the Property. Tenant shall not interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.




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         8.03     Vehicle Parking. Tenant shall be entitled to use the Parking
Spaces Allocated to Tenant without paying any additional Rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Property or on the adjacent public streets except in accordance with the Rules and Regulations; Tenant may park its trucks in its bays overnight if necessary. Vehicles shall be parked only in striped parking spaces and not in driveways or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. Tenant shall not park at any time more vehicles in the parking area than the number permitted under applicable building code provisions based on the square footage of the Premises. Landlord agrees that it shall not designate any spaces immediately adjacent to the Premises as being reserved or restricted (other than restrictions for handicapped parking).

         8.04 Common Area Maintenance. Subject to Articles Eleven and Twelve, Landlord shall maintain the Common Areas in good order, condition, and repair. Common Area Maintenance expenses ("CAM Expenses") are all costs and expenses associated with the operation and maintenance of the Common Areas and the repair and maintenance of the heating, ventilation, air conditioning, plumbing, electrical, utility, and safety systems (to the extent not performed by Tenant), including, but not limited to, the following: gardening and landscaping; snow removal; utility, water and sewage services for the Common Area; maintenance of signs (other than tenants' signs); worker's compensation insurance; personal property taxes; rentals or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; routine maintenance and repair of roof membrane, flashings, gutters, downspouts, roof drains, skylights and waterproofing; maintenance of paving (including sweeping, striping, repairing, resurfacing, and repaving); general maintenance; painting; lighting; cleaning; refuse removal; security and similar items; reasonable reserves for exterior painting and other appropriate reasonable reserves; and a property management fee (not to exceed three and one-half percent (3.5%) of the gross rents of the Property for the calendar year). CAM Expenses do not include
(a) principal and interest payable by Landlord on any obligation secured by any encumbrance on the Property or any leasehold interest of Landlord or principal and interest payable by Landlord in connection with any other obligation incurred by Landlord with respect to the Property , or portion thereof; (b) costs, expenses or disbursements for services or facilities provided to a particular tenant or occupant of the Property, including Landlord; (c) costs and expenses incurred by Landlord to procure tenants for the Property, including but not limited to brokerage commissions, architectural, engineering or legal fees, and advertising or remodeling costs relating to the space leased; (d) costs and expenses attributable to enforcing leases against tenants in the Property, including but not limited to attorneys' fees, court costs, and adverse judgments; (e) any costs, fines or penalties due to violations by Landlord of any governmental rule or authority; (f) the cost of correcting any code violations that occurred prior to commencement of the Lease term; (g) moving or relocation; and (h) general overhead, including allocated overhead of Landlord, its general partners or their affiliates, including but not limited to compensation and other benefits for staff and management personnel other than staff and management personnel employed, engaged or retained specifically in connection with the management and operation of the Property. Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in CAM Expenses. With respect to any CAM Expenses which are included for the benefit of the Property and other property, Landlord shall make a reasonable allocation of such cost between the Property and such other property. CAM Expenses shall not include: (a) the cost of capital repairs and replacements, provided, however, that the annual depreciation (based on the useful life of the item under generally accepted accounting principles) of any such capital repair or replacement to the Common Areas or the heating, ventilating, air-conditioning, plumbing, electrical, utility and safety systems serving the Property shall be included in the Cam Expenses each year during the term of this Lease; and (b) the cost of capital improvements, provided, however, that the annual depreciation (based on the useful life of the item under generally accepted accounting principles) of any




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

capital improvement undertaken to reduce CAM Expenses or made in order to comply with legal requirements shall be included in CAM Expenses each year during the term of this Lease.

         8.05 Tenant's Payment of CAM Expenses. Tenant shall pay Tenant's Pro Rata Share of all CAM Expenses in accordance with Section 4.02.

                         ARTICLE NINE - USE OF PREMISES

         9.01 Permitted Uses. Tenant may use the Premises only for the Permitted Uses.

         9.02 Manner of Use. Tenant shall not cause or permit the Premises to be used in any way which shall constitute a violation of any law, ordinance, restrictive covenants, governmental regulation or order, which shall materially annoy or interfere with the rights of tenants of the Property, or which shall constitute a nuisance or waste. Tenant shall obtain and pay for all permits, including a certificate of occupancy and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, notes, regulations, orders, covenants and requirements regulating the use by Tenant of the Premises, including the Occupational Safety and Health Act and the Americans With Disabilities Act. Upon delivery of the Premises to Tenant same shall be in compliance with all applicable statutes, ordinances, notes, regulations, orders, covenants and requirements. Thereafter, Tenant shall be responsible for compliance with regard to interior items and Landlord shall be responsible for compliance with regard to exterior items.

         9.03 Hazardous Materials. Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("Initial Disclosure Certificate"), a fully completed copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate is true and correct and accurately describes all Hazardous Materials (as defined below) which will be manufactured, treated, used or stored on or about the Premises by Tenant or Tenant's Agents. Tenant shall on each anniversary of the Commencement Date and at such other times as Tenant desires to manufacture, treat, use or store on or about the Premises new or additional Hazardous Materials which were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an "Updated Disclosure Certificate") describing Tenant's then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificate shall be in the same format as that which is set forth in Exhibit G or in such updated format as Landlord may require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty days prior to the date Tenant intends to commence the manufacture, treatment, use or storage of new or additional Hazardous Materials on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except (i) as described in the Initial Disclosure Certificate, (ii) for minimal amounts of cleaning products used in the ordinary course of Tenant's business, or (iii) as otherwise approved by Landlord in writing in accordance with this Section 9.03. Landlord is not aware of any contamination of the Premises; Landlord shall be responsible for addressing any contamination of the Premises which occurred prior to the Lease Commencement Date.

         As used in this Lease, the term "Hazardous Material" shall mean any flammable items, explosives, radioactive materials, oil, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and




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

similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without (a) the prior written consent of Landlord, and (b) complying with all applicable Federal, State and Local laws or ordinances pertaining to the transportation, storage, use or disposal of such Hazardous Materials, including but not limited to obtaining proper permits. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent (or revoke) to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

         If Tenant's transportation, storage, use or disposal of Hazardous Materials on the Premises results in the contamination of the soil or surface or ground water or loss or damage to person(s) or property, then Tenant agrees to:
(a) notify Landlord immediately of any contamination, claim of contamination, loss or damage, (b) after consultation with the Landlord, clean up the contamination in full compliance with all applicable statutes, regulations and standards and (c) indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including attorney's fees and costs, arising from or connected with any such contamination, claim of contamination, loss or damage. Tenant agrees to fully cooperate with Landlord and provide such documents, affidavits and information as may be requested by Landlord (i) to comply with any environmental law, (ii) to comply with the request of any lender, purchaser or tenant, and/or (iii) for any other reason deemed necessary by Landlord in its reasonable discretion. Tenant shall notify Landlord promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Premises which is required to be reported to a governmental authority under any environmental law, will promptly forward to Landlord copies of any notices received by Tenant relating to alleged violations of any environmental law and will promptly pay when due any fine or assessment against Landlord, Tenant or the Premises relating to any violation of an environmental law during the term of this Lease. If a lien is filed against the Premises by any governmental authority resulting from the need to expend or the actual expending of monies arising from an act or omission, whether intentional or unintentional, of Tenant, its agents, employees or invitees, or for which Tenant is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Premises is located, then Tenant shall, within thirty (30) days from the date that Tenant is first given notice that such lien has been placed against the Premises (or within such shorter period of time as may be specified by Landlord if such governmental authority has commenced steps to cause the Premises to be sold pursuant to such lien) either (i) pay the claim and remove the lien, or (ii) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Landlord and is sufficient to effect a complete discharge of such lien on the Premises. Landlord shall have the right, but not the obligation, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under or emanating from the Premises or the Property in violation of Tenant's obligations under this Lease or under any laws regulating Hazardous Materials. Notwithstanding any other provision of this Lease, Landlord shall have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with any governmental agency or authority against Tenant, Landlord or the Premises or Property relating to any Hazardous Materials or under any related law or the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Section 9.03. Prior to or promptly after the expiration or termination of this Lease, Landlord may require an environmental audit of the Premises by a qualified environmental consultant. If such audit reveals that Tenant was responsible for any contamination, Tenant shall pay the costs of such an environmental audit and shall, at it sole cost and expense, take all actions recommended in such audit to remediate any environmental conditions. The provisions of this Section 9.03 shall survive the expiration or earlier termination of this Lease.

         9.04 Signs and Auctions. Tenant shall not place any signs on the Property without Landlord's prior written consent. If such consent is granted, Tenant shall remove all such signs upon the expiration of this Lease and promptly repair any resulting damage to the Property. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

         9.05 Landlord's Access. Landlord or its agents may enter the Premises during normal business hours to show the Premises to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice (which may be oral) of such entry, except in the case of an emergency, in which event Landlord shall make reasonable efforts to notify Tenant. Landlord may place customary "For Sale" or "For Lease" signs on the Premises; "For Lease" signs may be placed on the Premises only during the last 6 months of the Lease Term.

               ARTICLE TEN - CONDITION AND MAINTENANCE OF PREMISES

         10.01 Existing Conditions. Except as provided in Section 17.22 below or the Work Letter attached hereto as Exhibit D, if applicable, Tenant shall accept the Property and the Premises in their condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. Tenant agrees to execute promptly a Memorandum of Acceptance of Premises in the form set forth in Exhibit E to this Lease. Landlord shall warrant the workmanship of the Improvements for 90 days, and the materials used in the Improvements for one (1) year.

         10.02 Exemption of Landlord from Liability. Tenant shall insure its personal property under an all risk full replacement cost property insurance policy as provided in Section 7.04. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about Property, or from other sources or places; or (d) any act or omission of any other tenant of the Property. Tenant shall give Landlord prompt notice upon the occurrence of any accident or casualty at the Premises. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 10.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

         10.03 Landlord's Obligations. Subject to the provisions of Article Eleven (Damage or Destruction) and Article Twelve (Condemnation), and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Landlord shall keep the foundation, roof, building systems (other than the heating, ventilating and air conditioning system), structural supports and exterior walls of the improvements on the Property in good order, condition and repair. The heating, ventilating and




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

air conditioning system shall be maintained, repaired and/or replaced as provided in Section 10.04 below. Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair. Immediately after receipt of such notice Landlord shall commence to correct such defective condition and shall diligently pursue same to completion. Except as specifically provided in this Lease, Tenant hereby waives the benefit of any present or future law which provides Tenant the right to repair the Premises or Property at Landlord's expense or to terminate this Lease because of the condition of the Property or Premises.

         10.04    Tenant's Obligations.

                  10.04 (a) Repair and Maintenance. Except as provided in
Section 10.03, Article Eleven (Damage or Destruction) and Article Twelve (Condemnation), Tenant shall keep all portions of the Premises (including systems and equipment) and the heating, ventilating and air conditioning system in good order, condition and repair (including repainting and refinishing, as needed). If any portion of the Premises or any system or equipment in the Premises which Tenant shall be obligated to repair can not be fully repaired or restored, Tenant shall promptly replace such portion of the Premises or system or equipment, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term, the useful life of such replacement shall be prorated over the remaining portion of the Lease Term. Tenant may maintain a preventive maintenance program providing for the regular inspection and maintenance of the heating and air conditioning system by its qualified personnel; if Tenant fails to do so, Tenant shall be required to maintain a preventive maintenance program providing for the regular inspection and maintenance of the heating and air conditioning system by a heating and air conditioning contractor, such contract and such contractor to be approved by Landlord. Landlord shall, at Tenant's expense, repair any damage to the portions of the Property Landlord shall be required to maintain caused by Tenant's acts or omissions. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's negligence or its acts or omissions. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Premises in an attractive, first-class and fully operative condition.

                  10.04 (b) Tenant's Expense. Tenant shall fulfill all of Tenant's obligations under this Section 10.04 at Tenant's sole expense. If Tenant shall fail to maintain, repair or replace the Premises as required by this Section 10.04, Landlord may, upon ten (10) days' prior written notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Premises and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs reasonably incurred in performing such maintenance, repair or replacement immediately upon demand.

                  10.04 (c) Limitations. Notwithstanding anything to the contrary set forth in this Section 10.04 or this Lease, the provisions hereof do not give and shall not be construed as giving Tenant permission to alter or interfere with the structure or exterior of the Building.

         10.05    Alterations, Additions, and Improvements.

                  10.05 (a) Tenant's Work. Tenant shall not make any installations, alterations, additions, or improvements in or to the Premises, including, without limitation, any apertures in the walls, partitions, ceilings or floors, without on each occasion obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that Tenant may make up to $25,000.00 per year (which amount shall not accrue from year to year) in non-structural, non-system improvements to the Premises without first obtaining Landlord's consent. In every instance Tenant shall give prior written notice to Landlord of the improvement(s) to be constructed; in those situations where Landlord must approve the proposed work, Landlord shall respond to Tenant's written request regarding same within ten (10) business days of receipt of the request. Any such work so approved by Landlord shall be performed only in accordance with plans and specifications therefor approved by Landlord. Tenant shall procure at Tenant's sole expense all necessary permits and licenses before undertaking any work on the Premises and shall perform all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws and with all applicable insurance requirements. If requested by Landlord, Tenant shall furnish to Landlord prior to commencement of any such work a bond or other security acceptable to Landlord assuring that any work by Tenant will be completed in accordance with the approved plans and specifications and that all subcontractors will be paid. Tenant shall employ for such work only contractors approved by Landlord and shall require all contractors employed by Tenant to carry worker's compensation insurance in accordance with statutory requirements and commercial general liability insurance covering such contractors on or about the Premises with a combined single limit not less than Three Million and 00/100 Dollars ($3,000,000.00) and shall submit certificates evidencing such coverage to Landlord prior to the commencement of such work. Tenant shall indemnify and hold harmless Landlord from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work. Landlord may inspect the work of Tenant at reasonable times and given notice of observed defects. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts and proof of payment for all labor and materials.

                  10.05 (b) No Liens. Tenant shall pay when due all claims for labor and material furnished to the Premises and shall at all times keep the Property free from liens for labor and materials. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Premises, regardless of whether Landlord's consent to such work is required. Landlord may record and post notices of non-responsibility on the Premises.

                  10.05 (c) No Authority. Nothing contained in this Section 10.05, or this Lease, shall authorize Tenant to do any act which may create or be the foundation for any lien, mortgage or other encumbrance upon the reservation or other estate of Landlord, or of any interest of Landlord in the Premises, the Building, or in the Property or improvements thereof; it being agreed that should Tenant cause any alterations, changes, additions, improvements or repairs to be made in the Premises, or cause materials to be furnished or labor to be performed therein, neither Landlord nor the Premises shall, under any circumstances, be liable for the payment of any expenses incurred or for the value of any work done or material furnished to the Premises or any part thereof. Tenant shall, upon request of Landlord, deliver such documents as may be required by Landlord in order to effectuate the lien protection required by this Section, all such alterations, changes, additions, improvements and repairs and materials and labor shall be at Tenant's expense and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing labor and materials to the Premises, or any part thereof. Tenant shall inform every service or material provider of the foregoing provisions prior to contracting with any of them for goods or services.

                  10.05 (d) Discharge. Tenant shall discharge or transfer to bond any lien filed against the Premises, the Building or the Property, or any part thereof, for work done or materials furnished at Tenant's request with respect to the Premises within ten (10) business days after such lien is filed. The failure of Tenant to do so shall be a material default hereunder. If Tenant fails to keep this covenant, in addition to any other remedies available to Landlord under this Lease, Tenant agrees to pay Landlord, as Additional Rent, the sum equal to the amount of the lien thus discharged by Landlord, plus all reasonable costs and expenses, including without limitation reasonable attorney's and paralegal's fees and court costs, incurred by Landlord in discharging such lien.

         10.06 Condition upon Termination. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in the condition which Tenant shall have been required to maintain the Premises under this Lease, ordinary wear and tear and damage from casualty and condemnation excepted. Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eleven (Damage or Destruction) or to restore the Premises if this Lease is terminated under Article Eleven or Article Twelve. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Premises to their prior condition, all at Tenant's expense. With respect to any alterations, additions or improvements which require Landlord's approval, at the time of such approval Landlord shall specify if Tenant shall not be required to remove the same, and such items shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's trade fixtures, machinery or equipment. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property), without Landlord's prior written consent; unless the same shall have been installed by Tenant at its expense: any power wiring or wiring panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment.

                     ARTICLE ELEVEN - DAMAGE OR DESTRUCTION

         11.01    Damage to Premises.

                  11.01 (a) If the Premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other casualty ("Casualty"), Tenant shall immediately notify Landlord in writing upon the occurrence of such Casualty. In the event of any Casualty, Landlord may elect either to (i) repair the damage caused by such casualty as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the casualty occurred. Landlord shall notify Tenant within thirty
(30) days after receipt of notice of the occurrence of the casualty whether Landlord elects to repair the damage or terminate this Lease. If Landlord shall elect to repair the damage, Tenant shall pay Landlord the portion of the "deductible amount" (if any) under Landlord's insurance allocable to the damage to the Premises and, if the damage shall have been due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to repair the damage as provided above, Landlord shall work diligently to complete such repairs and deliver possession of the Premises to Tenant within 180 days from the date of the casualty. If Landlord does not deliver possession within 210 days after the date of the casualty, Tenant may terminate this Lease upon written notice to Landlord. Landlord shall use its best efforts to provide Tenant with alternate space in the Building or in other building(s) owned by Landlord within five (5) miles of the Property during such repair period.

                  11.01 (b) If the casualty to the Premises shall occur during the last six (6) months of the Lease Term and the damage shall be estimated by Landlord to require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the casualty shall have occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within ten (10) days after Tenant's notice to Landlord of the occurrence of the casualty.

         11.02 Temporary Reduction of Rent. If the Property shall be destroyed or damaged by casualty and Landlord shall determine to repair or restore the Property pursuant to the provisions of this Article Eleven, any Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises shall be impaired. Except for such possible reduction in Base Rent, insurance premiums and Real Property Taxes, Tenant shall not be entitled to any compensation, reduction or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of the Property, unless the Premises are not rebuilt and Landlord receives insurance proceeds relating to improvements installed by Tenant at its expense, in which case Tenant shall be entitled to receive said proceeds.

         11.03 Waiver. Tenant waives the protection of any statute, code or judicial decision which shall grant a tenant the right to terminate a lease in the event of the damage or destruction of the leased property and the provisions of this Article Eleven shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction of or to the Property.

                          ARTICLE TWELVE - CONDEMNATION

         12.01 Condemnation. If more than twenty percent (20%) of the floor area of the Premises or more than twenty-five percent (25%) of the parking on the Property shall be taken by eminent domain either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten
(10) days after the condemning authority shall take title or possession). If neither Landlord nor Tenant shall terminate this Lease, this Lease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Premises. If this Lease shall be terminated, any condemnation award or payment shall be distributed to the Landlord. Tenant shall have no claim against Landlord for the value of the unexpired lease term or otherwise, but shall be entitled to receive any proceeds relating to improvements installed by Tenant at its expense, its moving expenses, and loss of business damages (if available). Provided same does not decrease Landlord's award, Tenant also may pursue an award for other damages from the condemning authority.

                  ARTICLE THIRTEEN - ASSIGNMENT AND SUBLETTING

         13.01 Landlord's Consent Required. No portion of the Premises or of Tenant's interest in this Lease shall be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in
Section 13.02 below. Landlord shall have the right to grant or withhold its consent as provided in Section 13.04 below. Any attempted transfer without consent shall be void and shall constitute a non curable breach of this Lease.

         13.02 No Release of Tenant. No assignment or transfer shall release Tenant or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of Rent from any other person shall not be a waiver of any provision of this Article Thirteen. Consent to one transfer shall not be deemed a consent to any subsequent transfer or a waiver of the obligation to obtain consent on subsequent occasions. If Tenant's assignee or transferee shall default under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the assignee or transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee without notifying Tenant or obtaining its consent, and such action shall not release Tenant from any of its obligations or liabilities under this Lease as so assigned or modified.

         13.03 Offer to Terminate. If Tenant shall desire to assign this Lease, Tenant shall offer to Landlord in writing, the right to terminate this Lease as of the date specified in the offer. If Landlord shall elect in writing to accept the offer to terminate within twenty (20) days after receipt of notice of the offer, this Lease shall terminate as of the date specified in such offer and all the terms and provisions of this Lease governing termination shall apply. If Landlord shall not so elect, Tenant shall then comply with the provisions of this Article Thirteen applicable to such assignment of sublease.

         13.04    Landlord's Consent. Tenant's request for consent under Section
13.01 shall set forth the details of the proposed sublease, assignment or transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transaction (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, reasonably exercised, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Premises; (ii) the net worth and financial condition of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under this Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Tenant shall assign or sublease, the following shall apply: Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of the Proceeds (defined below) on such transaction (such amount being Landlord's share) as and when received by Tenant, unless Landlord shall give notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. Proceeds shall mean (a) all rent and all fees and other consideration paid for or in respect of the assignment or sublease, including fees under any collateral agreements less (b) the rent and other sums payable under this Lease (in the case of a sublease of less than all of the Premises, allocable to the subleased premises) and all costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for reasonable real estate broker's commissions and reasonable costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant shall be entitled to recover such reasonable costs and expenses before Tenant shall be obligated to pay Landlord's Share to Landlord. Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Premises within thirty (30) days after the transaction shall be signed and from time to time thereafter on Landlord's request, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Tenant shall promptly reimburse Landlord for all reasonable legal costs and expenses incurred by Landlord in connection with a request for a sublease or assignment of this Lease.

         13.05 No Merger. No merger shall result from Tenant's sublease of the Premises under this Article Thirteen, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may, in its sole discretion, terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

                     ARTICLE FOURTEEN: DEFAULTS AND REMEDIES

         14.01 Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance by Tenant of all covenants and conditions.

         14.02 Defaults. Each of the following shall be an event of default under this Lease:

                  14.02 (a) Tenant shall abandon or vacate the Premises;

                  14.02 (b) Tenant shall fail to pay Rent or any other sum payable under this Lease within three (3) business days after receipt of written notice same is due; provided, however, Landlord shall not be required to give such notice to Tenant more than two (2) times in any twelve (12) month period -- the third such offense shall be an automatic default;

                  14.02 (c) Tenant shall fail to perform any of Tenant's other obligations under this Lease and such failure shall continue for a period of fifteen (15) days after written notice from Landlord providing reasonable detail of the default; provided that if more than fifteen (15) days shall be required to complete such performance, Tenant shall not be in default if Tenant shall commence such performance within the fifteen (15) day period and shall thereafter diligently pursue its completion.

                  14.02 (d) (i) Tenant shall make a general assignment or general arrangement for the benefit of creditors; (ii) a petition for adjudication of bankruptcy or for reorganization or rearrangement shall be filed by or against Tenant and shall not be dismissed within sixty (60) days; (iii) a trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease and possession shall be subjected to attachment, execution or other judicial seizure which shall not be discharged within sixty (60) days. If a court of competent jurisdiction shall determine that any of the acts described in this subsection (d) is not a default under this Lease, and a trustee shall be appointed to take possession (or if Tenant shall remain a debtor in possession) and such trustee or Tenant shall assign, sublease, or transfer Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment, transfer or sublease over the rent payable by Tenant under this Lease.

                  14.02 (e) Any Guarantor of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of this Lease is revocable.

                  14.02 (f) Tenant shall mortgage, assign or otherwise encumber its leasehold interest other than as specifically permitted under this Lease.

                  14.02 (g) Tenant's failure to renew or extend the term of the Letter of Credit (defined below) at least thirty (30) days before the expiration of the term thereof AND to deliver written confirmation from the issuing lender to Landlord of the renewal of the term of the Letter of Credit not less than ten
(10) business days before the expiration of the term of the Letter of Credit.

         14.03 Remedies. On the occurrence of an event of default by Tenant, Landlord may, at any time thereafter, with or without notice or demand (except as provided in Section 14.02) and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

                  14.03 (a) Terminate this Lease by written notice to Tenant or by entry, at Landlord's option. Tenant shall then immediately quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided. Following termination, without prejudice to other remedies Landlord may have by reason of Tenant's default or of such termination, Landlord may (i) peaceably reenter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Lease Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make alterations and repairs to the Premises; and
(iii) remove all personal property therefrom. Following termination, Landlord shall have all the rights and remedies of a landlord provided at law and in equity. The amount of damages Tenant shall pay to Landlord following termination shall include all Rent unpaid up to the termination of this Lease, costs and expenses incurred by Landlord due to such Event of Default and, in addition, Tenant shall pay to Landlord as damages, at the election of Landlord (if Landlord shall elect subsection (y) below, it may cease such election at any time), either (x) the discounted present value (at the then Federal Reserve Bank discount rate) of the aggregate Rent and other charges due during the period commencing with such termination and ending on the expiration date of this Lease, or (y) amounts equal to the Rent and other charges which would have been payable by Tenant had this Lease or Tenant's right to possession not been so terminated, payable upon the due dates therefor specified herein following such termination and until the expiration date of this Lease, provided, however, that if Landlord shall re-let the Premises during such period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, and the expenses of re-letting, including, without limitation, altering and preparing the Premises for new tenants, brokers' commissions, legal fees and all other similar and dissimilar expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period equal to or shorter or longer than the remaining Lease Term; and provided, further, that (i) in the no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting. In calculating the Rent and other charges under subsection (x) above, there shall be included, in addition to the Rent other considerations agreed to be paid or performed by Tenant, on the assumption that all such considerations would have remained constant (except as herein otherwise provided) for the balance of the full Term hereby granted. Landlord shall use reasonable efforts to re-let the Premises. Landlord may, but need not, re-let the Premises or any part thereof for such rent and on such terms as it shall determine (including the right to re-let the Premises for a greater or lesser term than the Lease Term, the right to re-let the Premises as part of a larger area and the right to change the character or use made of the Premises). Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder. In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under the foregoing provisions of this
Section 14.03 (a), Landlord may, by notice to Tenant, at any time after this Lease shall be terminated under this Article Fourteen or shall be otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Base Rent and Additional Rent due for the twelve (12) months ended immediately prior to such termination plus the amount of Base Rent and Additional Rent of any kind accrued and unpaid at the time of termination, unless such default occurs in the last year of the Lease Term, in which event such amount shall be the amount of Base Rent and Additional Rent due for the balance of the Lease Term.

                  14.03 (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including without limitation the right to recover the rent as it becomes due, and to avail itself of the remedies set forth in Section 14.03(a) above.

                  14.03 (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

         14.04    Repayment of "Free" Rent. [Intentionally Omitted].

         14.05 Automatic Termination; Damages. Notwithstanding any other term or provision hereof to the contrary, this Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 14.03 hereof, including the filing of an unlawful detainer action against Tenant. On any termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord shall incur in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease, the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant, or the pursuing of any action with respect to Landlord's right to possession of the Premises. All such damages suffered (apart from Base Rent and other Rent payable hereunder) shall constitute pecuniary damages which shall be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceedings.

         14.06 Cumulative Remedies. Except as otherwise expressly provided herein, any and all rights and remedies which Landlord may have under this Lease and at law and equity shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time to the greatest extent permitted by law.

         14.07 Rights of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's eviction or dispossession for any cause or in the event of Landlord obtaining possession of the Premises as a result of Tenant's violation of any of the Lease terms.

                     ARTICLE FIFTEEN: PROTECTION OF LENDERS

         15.01 Subordination. This Lease is subordinate to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which shall acquire a security interest in the Property or the Lease. The terms of this Section shall be self-operative; however, Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. In conjunction with execution of this Lease, and in conjunction with any subsequent financing or refinancing of the Property, Landlord shall provide Tenant with its lender's standard non-disturbance agreement, which shall provide, at a minimum, that absent a default by Tenant under this Lease lender shall not disturb Tenant's tenancy or materially increase Tenant's obligations under this Lease.

         15.02 Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which shall give

Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest. Landlord shall provide Tenant with its lender's standard non-disturbance agreement which shall provide, at a minimum, that absent a default by Tenant under this Lease lender shall not disturb Tenant's tenancy or materially increase Tenant's obligations under this Lease.

         15.03 Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) business days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant, coupled with an interest, to execute and deliver any such instrument or document.

         15.04 Estoppel Certificates. Within ten (10) business days after Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or if Landlord is claimed to be in default, setting forth such default in reasonable detail); and (v) such other information with respect to Tenant or this Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Landlord may deliver any such statement by Tenant to any prospective purchaser or encumbrancer of the Property, and such purchaser or encumbrancer may rely conclusively upon such statement as true and correct. If Tenant shall not deliver such statement to Landlord within such ten (10) business day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

         15.05 Tenant's Financial Condition. Within ten (10) days after request from Landlord from time to time, Tenant shall deliver to Landlord Tenant's audited financial statements for the latest available two (2) fiscal years. If requested by same, such financial statements may be delivered by Landlord to Landlord's mortgagees and lenders and prospective mortgagees, lenders and purchasers. Tenant represents and warrants to Landlord that each such financial statement shall be true and accurate in all material respects as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

                          ARTICLE SIXTEEN: LEGAL COSTS

         16.01 Legal Proceedings. If Tenant be in breach or default under this Lease, Tenant shall reimburse Landlord upon demand for any costs or expenses that Landlord shall incur in connection with any breach or default of Tenant, as provided in this Section. If Landlord be in breach or default under this Lease, Landlord shall reimburse Tenant upon demand for any costs or expenses that Tenant shall incur in connection with any breach or default of Landlord, as provided in this Section. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, legal fees and costs, Landlord shall incur if Landlord shall become or be made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy or similar proceeding. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord shall incur in any such claim or action. Landlord shall indemnify Tenant against and hold Tenant harmless from all costs, expenses, demands and liability, including without limitation, legal fees and costs, Tenant shall incur if Tenant shall become or be made a party to any claim or action (a) instituted by Landlord against any third party, or by any third party against Landlord; (b) for foreclosure of any lien for labor or material furnished to or for Landlord or such other person; (c) otherwise arising out of or resulting from any act or transaction of Landlord or such other person; or (d) necessary to protect Tenant's interest under this Lease in a bankruptcy or similar proceeding. Landlord shall defend Tenant against any such claim or action at Landlord's expense with counsel reasonably acceptable to Tenant.

         16.02 Landlord's Consent. Tenant shall pay Landlord's reasonable fees and expenses, including, without limitation, legal, engineering and other consultants' fees and expenses, incurred in connection with Tenant's request for Landlord's consent under Article Thirteen (Assignment and Subletting) or in connection with any other act by Tenant which requires Landlord's consent or approval under this Lease.

                   ARTICLE SEVENTEEN: MISCELLANEOUS PROVISIONS

         17.01 Non-Discrimination. Tenant agrees that it will not permit any discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Premises or any portion thereof.

         17.02    Landlord's Liability; Certain Duties.

                  17.02 (a) Bind and Inure; Limitation of Landlord's Liability. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No owner of the Property shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Property. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Property but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, member, director, employee, advisors or beneficiary of Landlord or any partner, trustee, stockholder, officer, member, director, employee, advisor or beneficiary of any of the foregoing, shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Property in pursuit of its remedies upon an event of default hereunder; the general assets of Landlord, its partners, trustees, stockholders, members, officers, employees, advisors or beneficiaries of Landlord, and the partners, trustees, stockholders, members, officers, employees, advisors or beneficiary of any of the foregoing, shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

                  17.02 (b) Notice. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address shall have been furnished to Tenant. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) shall fail to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance shall reasonably require more than thirty (30) days to cure, Landlord shall not be in default if such cure shall be commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         17.03 Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision of this Lease, which shall remain in full force and effect.

         17.04 Interpretation. The captions of the Articles or Sections of this Lease are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other, in any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission. This Lease shall not, and nothing contained herein, shall create a partnership or other joint venture between Landlord and Tenant.

         17.05 Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements shall be effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         17.06 Notices. All notices, requests and other communications required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid or by a national overnight delivery service which maintains delivery records. Notices to Tenant shall be delivered to Tenant's Address for Notices, with a copy to Kenneth C. Wright, Esq., Baker and Hostetler LLP, 200 South Orange Avenue, Suite 2300, Orlando, Florida 32801. Notices to Landlord shall be delivered to Landlord's Address for Notices, with a copy to Christopher
C. Brockman, Esquire, Holland & Knight LLP, 200 South Orange Avenue, Suite 2600, Orlando, Florida 32801. All notices shall be effective upon delivery (or refusal to accept delivery). Either party may change its notice address upon written notice to the other party.

         17.07 Waivers. All waivers shall be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound by to the conditions of such statement.

         17.08 No Recordation. Tenant shall not record this Lease or any memorandum or evidence thereof without the prior written consent from Landlord, which consent may be withheld in the sole and unfettered discretion of Landlord. The recording of any such instrument by Tenant without Landlord's prior written consent shall be a default hereunder and Tenant hereby agrees that such instrument may be terminated by Landlord upon the filing of a termination thereof executed only by Landlord.

         17.09 Binding Effect; Choice of Law. This Lease shall bind any party who shall legally acquire any rights or interest in this Lease from Landlord or Tenant, provided that Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

         17.10 Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that (s)he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership or limited liability company, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership or a manager or managing member of the company, that he or it has full authority to sign for the partnership and that this Lease binds the partnership or company and all general partners of the partnership or the company and its members. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership or certificate of formation or organization.

         17.11 Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         17.12 Force Majeure. If Landlord or Tenant cannot perform any of its obligations hereunder (except for the prompt payment by Tenant of all sums due under this Lease which shall not be relieved by force majeure) due to events beyond such party's reasonable control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party's reasonable control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

         17.13 Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

         17.14 Survival. All representations and warranties of Landlord and Tenant, and all obligation of Tenant to pay Additional Rent hereunder, shall survive the termination of this Lease.

         17.15 Examination of Lease. Submission of this Lease to Tenant shall not constitute an option to lease, and this Lease shall not be effective until execution and delivery by both Landlord and Tenant.

         17.16 Security Deposit. Upon the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit. Landlord may, at its option, apply all or part of the Security Deposit to any unpaid Rent or other charges due from Tenant, cure any other defaults of Tenant, or compensate Landlord for any loss or damage which Landlord may suffer due to Tenant's default. If Landlord shall so use any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. No interest shall be paid on the Security Deposit, no trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit, and the Security Deposit may be commingled with other funds of Landlord. Upon expiration or termination of this Lease not resulting from Tenant's default and after Tenant shall have vacated the Premises in the manner required by this Lease, Landlord shall pay to Tenant any balance of the Security Deposit not applied pursuant to this Section 17.16.

         17.17 Limitation of Warranties. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, suitability, fitness for a particular purpose or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease. Without limiting the generality of the foregoing, Tenant expressly acknowledges that Landlord has made no warranties or representations concerning any hazardous materials or other environmental matters affecting any part of the Property beyond those expressly set forth in this Lease and Landlord hereby expressly disclaims and Tenant waives any express or implied warranties with respect to any such matters.

         17.18 No Other Brokers. Tenant represents and warrants to Landlord that the Brokers are the only agents, brokers, finders or other parties with whom Tenant has dealt who may be entitled to any commission or fee with respect to this Lease or the Premises or the Property. Tenant agrees to indemnify and hold Landlord harmless from any claim, demand, cost or liability, including, without limitation, attorneys' fees and expenses, asserted by any party other than the Brokers based upon dealings of that party with Tenant.

         17.19    Guaranty. [Intentionally Omitted].

         17.20. Radon. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         17.21. Waiver of Jury Trial. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY(IES) AGAINST ANY OTHER PARTY(IES) ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE OR THE RELATIONSHIP OF THE PARTIES CREATED HEREUNDER.

         17.22. Improvements. Landlord shall deliver the Premises to Tenant with all building systems in good working order. In addition, Landlord shall complete the improvements to the Premises outlined in Exhibit I attached hereto and incorporated herein by this reference (collectively, the "Improvements") in accordance with the schedule set forth in Section 3.02 above. Landlord shall commence construction of the Improvements as soon as practicable after Tenant obtains access to the Premises from Ameriserve, as outlined in Section 3.02 above. Tenant shall notify Landlord of any defects in the office space area, the warehouse and cooler floor area and the demising wall within five (5) days of completion of Landlord's work thereon; Tenant shall notify Landlord of any defects in the warehouse area within five (5) days after the Lease Commencement Date. Tenant's acceptance of the Premises shall be effective only as of the Lease Commencement Date, and shall be subject to any notices of defects delivered prior to such date or notices of defects relating to the warehouse area delivered as stated above.

         17.23. Letter of Credit. Within five (5) business days following the execution of this Lease (and as a condition precedent to taking possession of the Premises hereunder), Tenant shall deliver to Landlord an irrevocable letter of credit in the original amount of $50,000.00. The Letter of Credit shall serve as additional security for the payment and performance of Tenant's obligations hereunder. The Letter of Credit shall be in such form, and shall be issued by Finova Capital Corporation ("Finova") or such other lender, as are acceptable to Landlord in its sole discretion. Upon a default under this Lease, Landlord shall be free to draw upon the Letter of Credit in full. The original term of the Letter of Credit shall be not less than five (5) years and five (5) months. Provided Tenant is not then in default under this Lease, and further provided that Tenant's financial condition (as established by its annual financial statements) is equal to or better than its financial condition as of the Date of Lease, the amount of the Letter of Credit shall be reduced annually by $10,000.00.

         17.24. Landlord's Lien Subordination. Pursuant to Tenant's request, Landlord hereby subordinates, as to Finova and any other Third Party Lenders (defined below) of Tenant, Landlord's lien rights for rent on the personal property of Tenant and any right to pursue distress proceedings as to same for the payment of rent under Chapter 83, Florida Statutes, or any successor statute. This subordination is effective as to, and may be relied upon by, Finova and any other Third Party Lenders with loans in place in favor of Tenant as of the Date of Lease. Landlord shall execute such additional documents as are reasonably necessary to document this subordination. Any such subordination shall continue until Tenant has paid the full amount owing to Finova and/or said Third Party Lender in accordance with the terms and conditions of the borrowing arrangement between Tenant and such lender, whereupon the subordination shall terminate of its own force and effect as to such lender. "Third Party Lenders" shall not mean any officers, directors, investors, shareholders or employees of Tenant, or any other persons related by blood or marriage to any of the foregoing (up to two (2) generations removed); "Third Party Lenders" shall mean any institutional or conventional lenders, such as banks, credit unions, insurance companies, or pension or trust funds.

         17.25. Option to Renew. Tenant shall have the option to renew this Lease for one (1) additional five (5) year period ("Renewal Period") commencing upon the expiration of the original Lease Term upon, and in strict compliance with, the following terms and conditions: (i) Tenant must not then be in default under this Lease, nor may Tenant be in default as of the date the Renewal Period commences; (ii) Tenant must deliver to Landlord written notice of its election to renew the Lease Term for the Renewal Period not sooner that twelve (12) months nor later than nine (9) months before the expiration of the original Lease Term; (iii) the Base Rent for the first year of the Renewal Period shall be the greater of (a) market rent at the time of the renewal or (b) the Base Rent payable hereunder as of the day before the Renewal Term commences, plus three percent (3%); and (iv) Base Rent during the Renewal Period shall increase three percent (3%) each year; otherwise, this Lease shall be renewed for the Renewal Period on the same terms and conditions as set forth herein, except that the provisions of this Section 17.25 shall expire. Landlord shall notify Tenant within fifteen (15) days of receipt of Tenant's notice of election to renew this Lease of the Base Rent calculated pursuant to Subsection (iii) (a) and (b) above for the first year of the Renewal Term; Tenant shall have fifteen (15) days from receipt of such written notice to decide whether to proceed with the renewal on such terms, or to rescind its election to renew. Tenant shall deliver written notice of such decision to Landlord not later than the last day of the fifteen
(15) day period. If Tenant fails to deliver said written notice within the applicable time period, Tenant shall be presumed to have elected to continue with the renewal at the greater of the two rental rates set forth in Landlord's written notice.

         17.26. First Negotiation. Before entering into a lease with anyone else during the Lease Term for the North Space (as depicted on Exhibit J attached hereto) or the South Space (as depicted on Exhibit J attached hereto), Landlord shall notify Tenant of the availability of such space for leasing. Provided Tenant gives written notice to Landlord of its desire to lease such space within five (5) business days after receipt of such notice, for a period of thirty (30) days thereafter Tenant shall have the right to negotiate with Landlord for a lease of such space, Landlord and Tenant agreeing to negotiate in good faith for such space. If Tenant fails to respond to such notice within five
(5) business days, or if Tenant gives such notice and Landlord and Tenant fail to enter into a lease within such thirty (30) day period, Tenant's rights hereunder shall be deemed to have been waived, and Landlord shall be free (without any further obligation to Tenant) to lease the space to anyone upon the same or any other terms and without any further obligation to Tenant, whether or not the terms of such lease are more or less favorable than those offered to Tenant. Tenant's first right to negotiate, as aforesaid, is subordinate in all instances to any expansion or renewal rights or options granted to the tenants of such space. The first right to negotiate set forth herein shall be terminated during any period in which Tenant is in default under this Lease until said default has been cured. The period of time in which this first right to negotiate may be exercised shall not be extended or enlarged by reason of the foregoing provision. Time is of the essence. If Tenant fails to exercise its first right to negotiate in any instance when such right may arise, in writing, prior to the expiration of the applicable time period for the exercise of same, Tenant's right hereunder in such instance shall be deemed null and void and of no further force or effect.

         Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signature below.

                                                              "LANDLORD"

                                    EXHIBIT A
                                  THE PROPERTY

                                    EXHIBIT B
                                  THE PREMISES

                                    EXHIBIT C
                              RULES AND REGULATIONS

1. No advertisements, pictures or signs of any sort shall be displayed on or outside the Premises without the prior written consent of Landlord. This prohibition shall include any portable signs or vehicles placed within the parking lot, common areas or on streets adjacent thereto for the purpose of advertising or display. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not park or store motor vehicles, trailers or containers outside the Premises after the conclusion of normal daily business activity except in approved areas specifically designated by Landlord, acting reasonably.

3. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings and window films or coatings installed by Tenant and visible from outside of the building require the prior written approval of Landlord. Except for dock shelters and seals as may be expressly permitted by Landlord, no awnings or other projections shall be attached to the outside walls of the building.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance on, in or around the Premises unless approved by Landlord. Tenant shall not use, keep or permit to be used or kept any flammable or combustible materials without proper governmental permits and approvals.

6. Tenant shall not use, keep or permit to be used or kept food or other edible materials in or around the Premises in such a manner as to attract rodents, vermin or other pests. Tenant shall not permit cooking in or about the Premises other than in microwave ovens.

7. Tenant shall not use or permit the use of the Premises for lodging or sleeping, for public assembly, or for any illegal or immoral purpose.

8. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior written consent of Landlord. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

9. Tenant shall park motor vehicles only in those general parking areas as designated by Landlord except for active loading and unloading. During loading and unloading of vehicles or containers, Tenant shall not unreasonably interfere with traffic flow within the industrial park and loading and unloading areas of other tenants.

10. Storage of propane tanks, whether interior or exterior, shall be in secure and protected storage enclosures approved by the local fire department and, if exterior, shall be located in areas specifically designated by Landlord. Safety equipment, including eye wash stations and approved neutralizing agents, shall be provided in areas used for the maintenance and charging of lead-acid batteries. Tenant shall protect electrical panels and building mechanical equipment from damage from forklift trucks.

11. Tenant shall not disturb, solicit or canvas any occupant of the Building or industrial park and shall cooperate to prevent same.

12. No person shall go on the roof of the Property without Landlord's permission except to perform obligations under its lease.

13. No animals (other than seeing eye dogs) or birds of any kind may be brought into or kept in or about the Premises.

14. Machinery, equipment and apparatus belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building to such a degree as to be objectionable to Landlord or other tenants or to cause harm to the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate the transmission of such noise and vibration. Tenant shall cease using any such machinery which causes objectionable noise and vibration which can not be sufficiently mitigated.

15. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or exterior loading areas overnight.

16. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks of sufficient size to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the industrial park or on streets adjacent thereto.

17. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall use only tires that do not damage the asphalt.

18. Tenant shall be responsible for the safe storage and removal of all pallets. Pallets shall be stored behind screened enclosures at locations approved by the Landlord.

19. Tenant shall be responsible for the safe storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord. Landlord reserves the right to remove, at Tenant's expense and without further notice, any trash or refuse left elsewhere outside of the Premises or in the industrial park.

20. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales of merchandise shall be allowed in the parking lots or other common areas.

21. Tenant shall appoint an Emergency Coordinator who shall be responsible for assuring notification of the local fire department in the event of an emergency, assuring that sprinkler valves are kept open and implementing the Factory Mutual "Red Tag Alert" system including weekly visual inspection of all sprinkler system valves on or within the Premises.


         _________  Landlord


         _________  Tenant

                             EXHIBIT D - WORK LETTER

THIS WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the ____ day of _________, 199_ by and between CABOT INDUSTRIAL PROPERTIES, L.P. ("Landlord"), and ________________ ("Tenant").

                                    RECITALS

A. Concurrently with the execution of this Work Letter, Landlord and Tenant have entered into the Lease covering certain Premises more particularly described in the Lease. All terms not defined herein have the same meaning as set forth in the Lease.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

         1. LANDLORD'S WORK. As used in the Lease and this Work Letter Agreement, the term "Landlord's Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 5(b) below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wall coverings), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork and distribution of building services such as sprinkler and electrical service. All Landlord's Work and components thereof shall at all times be and remain the sole property of Landlord.

         2. CONSTRUCTION REPRESENTATIVES. Landlord appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter:

                  ------------------------

                  ------------------------

                  ------------------------

Tenant appoints the following person(s) as Tenant's representative ("Tenant Representative") to act for Tenant in all matters covered by this Work Letter.

                  ------------------------

                  ------------------------

                  ------------------------

All communications with respect to the matters covered by this Work Letter are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing, in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter at any time by written notice to the other party in compliance with the notice provisions of the Lease.

         3. DESIGN AND CONSTRUCTION. All Landlord's Work shall be performed by designers and contractors selected and engaged by Landlord.

         4. WORK SCHEDULE. Within ten (10) days after execution of the Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of Landlord's

Work. The Work Schedule will be submitted to Tenant for its approval, which Tenant agrees not to unreasonably withhold, and once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing Landlord's Work. All plans and drawings required by this Work Letter and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. If Tenant shall fail to deliver to Landlord Tenant's written approval of the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within seven (7) days after the date the Work Schedule is first received by Tenant, the Work Schedule, as it may be modified, shall be deemed approved by Tenant.

         5.       TENANT IMPROVEMENT PLANS.

                  (a) Approval. Landlord and Tenant hereby approve the preliminary space plans for the layout of the Premises ("Space Plans"). Copies of the Space Plans are included in the Lease and incorporated by reference.

                  (b) Preparation of Final Plans. Based on the approved Space Plans, and in accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of Landlord's Work (collectively the "Final Plans"). The Final Plans will show: (i) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (ii) all internal and external communications and utility facilities which will require the installation of conduits or other improvements from the base building shell and/or within common areas; and (iii) all other specifications for Landlord's Work. The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans, and at such time Landlord shall provide Tenant with a written summary (the "Excess Cost Summary") of those elements of the Final Plans that will cost in excess of the Tenant Improvement Allowance (defined in the Lease) ("Excess Costs"). Tenant agrees to advise Landlord in writing of any disapproval of the Final Plans and/or Excess Cost Summary and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans. If Tenant fails to timely deliver to Landlord Tenant's written disapproval of the Final Plans and/or Excess Cost Summary, the Final Plans and/or Excess Cost Summary shall be deemed approved by Tenant. If any revised Final Plans or Excess Cost Summary, are timely disapproved by Tenant pursuant to this paragraph, Tenant shall provide to Landlord a written explanation of the reason(s) for such disapproval concurrently with its disapproval, and the Final Plans or Excess Cost Summary, as appropriate, shall be promptly revised and resubmitted to Tenant for approval. If Tenant fails to provide a written explanation as and when required by this paragraph, the Final Plans or Excess Cost Summary shall be deemed approved by Tenant. Tenant agrees to sign the revised Final Plans and to approve in writing the revised Excess Cost Summary within the time frame set forth in the Work Schedule. If Tenant fails to timely deliver to Landlord signed Final Plans or written approval of the Excess Cost Summary, the Final Plans and/or the Excess Cost Summary shall be deemed approved by Tenant.

                  (c) Requirements of the Final Plans. The Final Plans will include locations and complete dimensions, and Landlord's Work, as shown on the Final Plans, and will: (i) be compatible with the building shell and with the design, construction and equipment of the building; (ii) if not comprised of the building standard set forth in the written description thereof attached hereto ("Building Standard"), be compatible with and of at least equal quality as Building Standard and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require building service beyond the level normally provided to other tenants of the Property and will not overload the building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Property, as determined by Landlord in its reasonable but subjective discretion. Tenant's approval of the Final Plans shall constitute Tenant's agreement to pay Landlord the Excess Costs before commencement of construction of Landlord's Work.

                  (d) Submittal of Final Plans. Once approved by Landlord and Tenant, Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. Any changes requested by governmental authorities will be made only with the prior written approval of both Landlord and Tenant, and only if Tenant agrees to pay any excess costs resulting from the design and/or construction of such requested changes (the "Additional Costs"). Landlord shall have the option to revise the Excess Cost Summary by increasing the Excess Costs by the amount of the Additional Costs resulting from plan modifications required by any governmental authority. Tenant hereby acknowledges that any such changes will be subject to the terms of Section 6 below. Any Additional Costs are to be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of an invoice for such Additional Costs from Landlord.

                  (e) Changes to Shell of Building. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the building shell, the increased cost of the building shell work caused by such changes will be paid for by Tenant.

         6.       PAYMENT FOR LANDLORD'S WORK.

                  (a) Tenant Improvement Allowance and Excess Costs. Landlord shall pay for Landlord's Work up to a maximum of $_________________ ($___ per rentable square foot) (the "Tenant Improvement Allowance"). The Tenant Improvement Allowance shall only be used for:

                           (i) Payment of the costs of preparing the Space Plans
                  and the Final Plans, including mechanical, electrical, plumbing and structural drawings, and of all other aspects necessary to complete the Final Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work not included within the scope of the standards of the Property or for payments to any other consultants, designers or architects other than Landlord's architect, space planner or accountant, all of which other costs shall be paid for by Tenant.

                           (ii) Payment of plan check, permit and license fees
                  relating to construction of Landlord's Work. (iii) Construction of Landlord's Work, including, without limitation, the following:

                                    (A) Installation within the Premises of all
                           partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                                    (B) All electrical wiring, lighting
                           fixtures, outlets and switches, and other electrical work to be installed within the Premises, excluding however, computer cable and wiring;

                                    (C) The furnishing and installation of all
                           duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

                                    (D) Any additional tenant requirements
                           including, but not limited to, air quality control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;


                                    (E) All fire and life safety control systems
                           such as fire walls, sprinklers, fire alarms, including piping and wiring, installed within the Premises;

                                    (F) All plumbing, including fixtures and
                           pipes, to be installed within the Premises;

                                    (G) Testing and inspection costs; and

                                    (H) Contractor's fees, including, but not
                           limited to, any fees based on general conditions.

                           (iv) all other costs to be expended by Landlord in
                  the construction of Landlord's Work, including those costs incurred by Landlord for construction of elements of Landlord's Work in the Premises, which construction was performed by Landlord prior to the execution of the Lease and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space at the Property for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical, HVAC and electrical distribution systems outside of the core of the building, wall construction, column enclosures and painting outside of the core of the building , ceiling hanger wires and window treatments).

                  (b) Changes. If, after the Final Plans and the Excess Costs Summary has been approved by Tenant, Tenant requests any changes or substitutions to the Final Plans or to Landlord's Work during construction, Tenant shall complete the change order request form approved by Landlord and forward it to Landlord's representative. All such changes shall be subject to Landlord's prior written approval in accordance with Paragraph 12. Prior to commencing any change, Landlord shall prepare and deliver to Tenant, for Tenant's approval, a change order setting forth the total cost of such change, which shall include associated architectural, engineering, construction contractor's costs and fees, completion schedule changes in the Work Schedule and the cost of Landlord's overhead. If Tenant fails to approve such change order within five (5) business days after delivery by Landlord, Tenant shall be deemed to have withdrawn the proposed change and Landlord shall not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Landlord shall proceed with the change. Any additional costs related to such change are to be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of an invoice for such additional costs from Landlord.

                  (c) Credit. Except as specifically provided for herein, Tenant shall not be entitled to any credit for any portion of the Tenant Improvement Allowance which is not used.

                  (d) Subcontractors. At Tenant's request, Landlord shall require its general contractor to competitively bid substantial subcontracts that are a part of Landlord's work. Although Landlord shall make all final subcontract selections, Landlord agrees to consult with Tenant as to all phases of the subcontracting process (including the review of bids, selection of subcontractors and administration of subcontracts).

         7. CONSTRUCTION OF LANDLORD'S WORK. Until Tenant approves the Final Plans and Excess Cost Summary, Landlord will be under no obligation to cause the construction of any of Landlord's Work. Following Tenant's approval of the Excess Cost Summary and after Landlord obtains all necessary permits pursuant to Paragraph 5(d), Landlord's contractor will commence and diligently proceed with the construction of the Landlord's Work, subject to Tenant Delays (as described in Paragraph 9 below) and Force Majeure Delays (as described in Paragraph 10 below). The costs of such work shall be paid as provided in Paragraph 6. Promptly upon the commencement of Landlord's Work, Landlord will furnish Tenant with a construction schedule letter setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord may from time to time during construction of Landlord's Work modify such schedule. Landlord will also furnish Tenant with written progress reports at the end of each week during construction. Construction inspections will be made periodically by qualified Landlord employees or subcontractors and Tenant shall have the right to have qualified Tenant employees or subcontractors review compliance of Landlord's Work with the Final Plans.

         8. FREIGHT/CONSTRUCTION ELEVATOR. Landlord will, consistent with its obligation to other tenants at the Property make the freight/construction elevator (if any) reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. Tenant agrees to pay for any after-hours staffing of the freight/construction elevator, if needed.

         9. TENANT DELAYS. For purposes of this Work Letter, "Tenant Delays" means any delay in the completion of the Landlord's Work resulting from any or all of the following:

                  (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to approve any item or complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to this Work Schedule or any schedule delivered by Landlord to Tenant pursuant to this Work Letter;

                  (b) Change orders requested by Tenant after approval of the Final Plans;

                  (c) Tenant's request for materials, finishes, or installations which are not readily available or incompatible with Building Standard;

                  (d) any delay of Tenant in making payment to Landlord for any costs due from Tenant under this Work Letter or the Lease; or

                  (e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

         10. FORCE MAJEURE DELAYS. For purposes of the Work Letter, "Force Majeure Delays" means any and all causes beyond Landlord's reasonable control, including, without limitation, delays caused by Tenant, other tenants, governmental regulation, governmental restriction, strike, labor dispute, riot, accident, mechanical breakdown, shortages of or inability to obtain labor, fuel, steam, water, electricity or materials, acts of God, war, enemy action, civil commotion, fire or other casualty.

         11. APPROVALS. Whenever any party under this Work Letter must reasonably grant its approval such party shall also not unreasonably delay or condition its approval. Any approval shall be deemed granted unless such party responds within seven (7) days after its receipt of the items for which approval is sought.

         12. LANDLORD'S APPROVAL. Landlord, in its sole discretion, may withhold its approval of the Final Plans, change orders or other documents or plans that:

                  (a) Exceeds or adversely affects the structural integrity of the building or the Property, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the building or the Property;

                  (b) Is not approved by any mortgagee or ground lessor of the Property at the time the work is proposed;

                  (c) Would not be approved by a prudent owner of property similar to the Property;

                  (d) Violates any agreement which affects the Property or binds the Landlord;

                  (e) Landlord believes will increase the cost of operation or maintenance of any of the systems of the building or the Property;

                  (f) Landlord believes will reduce the market value of the Premises or the Property at the end of the Term of the Lease;

                  (g) Does not conform to the applicable building code or is not approved by any governmental, quasi-governmental, or utility authority with jurisdiction over the Premises; or

                  (h)      Does not conform to the Building Standard.

         13. DEFAULTS BY TENANT. In the event of any default by Tenant with respect to any of the provisions of this Work Letter or any other agreement with Landlord relating to construction in or about the Premises, Landlord may, in addition to exercising any other right or remedy Landlord may have, treat such default as a default by Tenant under the Lease and exercise any or all rights available under the Lease in connection therewith, including, if applicable, the right of termination. In the event of any termination of the Lease by Landlord, Landlord may elect in its absolute discretion, with respect to any work performed by or on behalf of Tenant prior to the date of such termination, to either:

                  (a) retain for its own use part or all of any such work, without compensation to Tenant therefor; or

                  (b) demolish or remove part or all of any such work and restore part or all of the Premises to its condition prior to the initial tender of possession thereof to Tenant, in which event Tenant shall reimburse Landlord upon demand for all costs reasonably incurred by Landlord in connection with such demolition, removal and/or restoration.

         IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                                     LANDLORD:

___________________                         CABOT INDUSTRIAL PROPERTIES, L.P.
                                            By: Cabot Industrial Trust, its
                                                general partner

BY: __________________________                    BY:___________________________
    Name:                                            Name:
    Title:                                           Title:

                                    EXHIBIT E
                        MEMORANDUM OF ACCEPTANCE OF LEASE

LANDLORD:                                   CABOT INDUSTRIAL PROPERTIES, L.P.

TENANT:                                     ___________________________________

LEASE DATE:                                 ___________________________________

PREMISES:                                   Located at ________________________

         Tenant hereby accepts the Premises as being in the condition required under the Lease, with all Landlord's Work completed (except for minor punchlist items which Landlord agrees to complete).

         The Commencement Date of the Lease is hereby established as ________________, and the Expiration Date is _______________________.

TENANT:                                     __________________________________,
                                            a _________________________________

                                            By: _______________________________
                                            Print Name: _______________________
                                               Its: ___________________________
                                               Date: __________________________

                                            By: _______________________________
                                            Print Name: _______________________
                                               Its: ___________________________
                                               Date: __________________________

Approved and Agreed:

LANDLORD:

CABOT INDUSTRIAL PROPERTIES, L.P.

By:

          By: _________________________
             Name: ____________________
             Title: ___________________

                                    EXHIBIT F
                                GUARANTY OF LEASE

                             [Intentionally Omitted]

                                    EXHIBIT G
                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

         Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as lessee. After a lease agreement is signed by you and the Landlord (the "Lease"), on an annual basis in accordance with the provisions of Article 9 of the signed Lease, you are to provide an update to the information initially provided by you in this certificate. The information contained in the Initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, members, partners, shareholders, advisors or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:     Cabot Industrial Properties, L.P.
              Two Center Plaza
              Boston, MA  02108
              Attn: ___________________________

                     PLEASE COMPLETE FROM THIS POINT FORWARD

Name of Tenant:

Mailing Address:

Contact Person, Title and Telephone Number(s):

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

Address of Premises:

Length of Initial Term:

1.       GENERAL INFORMATION

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes to on-going operations.

________________________________________________________________________________

________________________________________________________________________________

2.       USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

         2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises' Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                  Wastes                    Yes [ ]                   No [ ]
                  Chemical Products         Yes [ ]                   No [ ]
                  Other                     Yes [ ]                   No [ ]

                  If yes is marked, please explain: ____________________________

                  _____________________________________________________________.

         2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.                STORAGE TANKS AND SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises' Existing lessees should describe any such actual or proposed activities.

                  Yes [ ]                   No [ ]

                  If yes is marked, please explain: ____________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

4.       WASTE MANAGEMENT

         4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificate.

                  Yes [ ]                   No [ ]

         4.2 Has your company filed a biennial or quarterly report as a hazardous waste generator? Existing lessees should describe any new reports filed.

                  Yes [ ]                   No [ ]

                  If yes, attach a copy of the most recent report filed.

5.       WASTEWATER TREATMENT AND DISCHARGE

         5.1      Will your company discharge wastewater or other wastes to:

                  ____________ storm drain?     _________________  sewer?
                  ____________ surface water?   __________________ no wastewater
                                                                   or other
                                                                   wastes
                                                                   discharged.

                  Existing lessees should indicate actual discharges. If so, describe the nature and return of any proposed or actual discharge(s).

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         5.2      Will any such wastewater or waste be treated before discharge?

                  Yes [ ]                   No [ ]

                  If yes, describe the type of treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

6.       AIR DISCHARGES

         6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air, and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                  Yes [ ]                   No [ ]

                  If yes, please describe: _____________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

                  ______  Spray booth(s)     __________  Incinerator(s)
                  ______  Dip tank(s)        __________  Other (Please Describe)
                  ______  Drying oven(s)     __________  No Equipment Requiring
                                                         Air Permits

                  If yes, please describe: _____________________________________

                  ______________________________________________________________

                  ______________________________________________________________

7.       HAZARDOUS MATERIALS DISCLOSURE

         7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

                  Yes [ ]                   No [ ]

                  If Yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

         7.2 [Applicable to California only] Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                  Yes [ ]                   No [ ]

                  If yes, please describe: _____________________________________

                  ______________________________________________________________

                  ______________________________________________________________

8.       ENFORCEMENT ACTIONS AND COMPLAINTS

         8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                  Yes [ ]                   No [ ]

                  If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
                  Article 9 of the Lease.

                  ______________________________________________________________

                  ______________________________________________________________

         8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                  Yes [ ]                   No [ ]

                  If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing lessees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Article 9 of the Lease.

                  ______________________________________________________________

                  ______________________________________________________________

         8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenant, owners or other neighbors at, about or near the Premises.

                  Yes [ ]                   No [ ]

                  If yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Landlord under the provisions of the Lease.

                  ______________________________________________________________

                  ______________________________________________________________

9.       PERMITS AND LICENSES

         9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease, and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Article 9 of the Lease. The undersigned further acknowledges and agrees that the Landlord and its partners, members, lenders, employees, agents and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease and the continuance thereof throughout the term, and any renewals thereof, of the Lease. I (print name) _____________________ acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

TENANT:

By: _____________________________
    Its: ________________________

Date: ___________________________

                                    EXHIBIT H
                              SCHEDULE OF BASE RENT

LEASE PERIOD                  ANNUAL BASE RENT                 MONTHLY BASE RENT
--------------------------------------------------------------------------------

Months  1-12                    $199,886.00                       $16,657.17

Months 13-24                    $205,882.58                       $17,156.88

Months 25-36                    $212,059.06                       $17,671.59

Months 37-48                    $218,420.83                       $18,201.74

Months 49-60                    $224,973.45                       $18,747.79


together with applicable sales or use tax thereon

                                    EXHIBIT I
                                  IMPROVEMENTS

Landlord shall complete the following Improvements:

(i) renovate the approximately 3,376 square feet of existing office space and restrooms (such renovation to be mutually agreed upon by Landlord and Tenant). Landlord shall contribute $51,000.00 toward the cost of the renovation of the office space and restrooms and ADA compliance. If the cost of the renovation of the office space and restrooms and ADA compliance exceeds $51,000.00, such overage amount shall be paid by Tenant to Landlord prior to Tenant occupying the Premises;

(ii) split the electrical service, and install a separate electrical meter for the Premises;
(iii)    service and repair 18 overhead doors;
(iv) install six (6) exit lights and six (6) emergency lights; (v) install exterior tenant signage;
(vi)     service five (5) existing exhaust fans;
(vii)    paint 18 overhead doors;
(viii)   repair the floor in the warehouse and cooler area; and
(ix)     construct one (1) two-hour demising wall.

















                                       I-1